UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 8, 2018
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FRONTIER FUNDS

FRONTIER DIVERSIFIED FUND

FRONTIER LONG/SHORT COMMODITY FUND

FRONTIER MASTERS FUND

FRONTIER BALANCED FUND

FRONTIER HERITAGE FUND

FRONTIER SELECT FUND

FRONTIER WINTON FUND

(Exact Name of Registrant as Specified in Charter)

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Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-51274 (Commission File Number)	36-6815533 (I.R.S. Employer Identification No.)
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c/o Frontier Fund Management, LLC 25568 Genesee Trail Road Golden, Colorado 80401 (Address of Principal Executive Offices) (303) 454-5500 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 31, 2018, Garrett W. Phillips resigned as the Chief Financial Officer and Treasurer of Frontier Fund Management LLC, the managing owner of Frontier Funds (the “Managing Owner”), and as the Chief Operations Officer of Wakefield Advisors LLC.

In connection with the resignation of Mr. Phillips, Patrick J. Kane was appointed as the Chief Financial Officer of the Managing Owner, effective as of January 31, 2018. No additional compensation will be provided to Mr. Kane in connection with his service as the Chief Financial Officer of the Managing Owner. A biography of Mr. Kane is provided in Frontier Funds’ Post-Effective Amendment No. 1 to Form S-1 Registration Statement, filed with the Securities and Exchange Commission on January 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds (Registrant)
Date: March 8, 2018	By: /s/ Patrick F. Hart III Patrick F. Hart III President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Diversified Fund, a Series of Frontier Funds (Registrant)
Date: March 8, 2018	By: /s/ Patrick F. Hart III Patrick F. Hart III President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Diversified Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Long/Short Commodity Fund, a Series of Frontier Funds (Registrant)
Date: March 8, 2018

By: /s/ Patrick F. Hart III

Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Masters Fund, a Series of Frontier Funds (Registrant)
Date: March 8, 2018	By: /s/ Patrick F. Hart III Patrick F. Hart III President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Masters Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Balanced Fund, a Series of Frontier Funds (Registrant)
Date: March 8, 2018	By: /s/ Patrick F. Hart III Patrick F. Hart III President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Balanced Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Heritage Fund, a Series of Frontier Funds (Registrant)
Date: March 8, 2018	By: /s/ Patrick F. Hart III Patrick F. Hart III President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Heritage Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Select Fund, a Series of Frontier Funds (Registrant)
Date: March 8, 2018	By: /s/ Patrick F. Hart III Patrick F. Hart III President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Select Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Winton Fund, a Series of Frontier Funds (Registrant)
Date: March 8, 2018	By: /s/ Patrick F. Hart III Patrick F. Hart III President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Winton Fund, a Series of Frontier Funds